UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

TECNOGLASS INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TECNOGLASS INC.

Avenida Circunvalar a 100 mts de la Via 40

Barrio Las Flores, Barranquilla

Colombia

(57)(5)3734000

SUPPLEMENT DATED OCTOBER 6, 2016 TO THE

PROXY STATEMENT DATED OCTOBER 5, 2016 FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2016

This supplement corrects certain information contained in the definitive proxy statement (the “Proxy Statement”), dated October 5, 2016, being delivered to you in connection with the Company’s Annual Meeting of Shareholders scheduled for November 2, 2016 (the “Annual Meeting”). The location of the Annual Meeting was incorrectly indicated in the Proxy Statement as the Mandarin Oriental Hotel in Miami, Florida.

The correct location for the Annual Meeting is:

JW Marriott Hotel Miami 1109 Brickell Avenue Miami, FL 33131

The sole purpose of this supplement is to provide shareholders with the correct location for the Annual Meeting. All other information contained in the Proxy Statement remains unchanged.

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